Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

American Finance Trust, Inc.

650 Fifth Avenue, 30th Floor

New York, New York 10022

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by American Finance Trust, Inc. (the “Company”) and Credit Suisse Securities (USA) LLC (collectively, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgaged properties and related tenant leases in connection with the proposed offering of AFN ABSPROP001, LLC, AFN ABSPROP001-A, LLC, AFN ABSPROP001-B, LLC, AFN ABSPROP002, LLC, AFN ABSPROP002-A, LLC, AFN ABSPROP002-B, LLC and AFN ABSPROP002-C LLC of their Net-Lease Mortgage Notes, Series 2021-1.

The Company is responsible for the information provided to us, including the information set forth on the Statistical Data File (as defined below). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 23, 2021, representatives of the Company provided us with a mortgaged property listing with respect to 153 mortgaged properties and the related tenant leases (the “New Mortgaged Property Listing”). At the instruction of the Company, we randomly selected 75 mortgaged properties from the New Mortgaged Property Listing (the “New Sample Properties”).

On April 6, 2021, representatives of the Company provided us with a computer-generated data file and related record layout containing data as represented to us by the Company, as of the close of business January 31, 2021, with respect to 357 mortgaged properties and the related tenant leases (the “Initial Statistical Data File”), which includes (i) each of the 153 mortgaged properties set forth on the New Mortgaged Property Listing and (ii) the 204 mortgaged properties that were included in the AFN ABSPROP001, LLC, AFN ABSPROP001-A, LLC and AFN ABSPROP001-B, LLC, Net-Lease Mortgage Notes, Series 2019-1 transaction (the “Previous Transaction”).

Additionally, on April 21, 2021, representatives of the Company provided us with a supplemental data file (the “Supplemental Data File”) containing the “unit FCCR” and “sales 2020” for each of the mortgaged properties with a tenant identified as “Texas MEX Limited Company LLC,” “Mountain Express Oil Company” and “MEX North Alabama, LLC” set forth on the Initial Statistical Data File. At your instruction, we adjusted the Initial Statistical Data File with the corresponding information set forth in the Supplemental Data File. The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

2

At your instruction, we performed certain comparisons and recomputations for each of the New Sample Properties and 92 of the 204 mortgaged properties from the Previous Transaction (the “Previous Transaction Sample Properties” and, together with the New Sample Properties, the “Sample Properties”) relating to the “Characteristics” set forth on the Statistical Data File and indicated below.

Characteristics

1.       Contract ID (for informational purposes only)

2.       Property ID (for informational purposes only)

3.       Tenant

4.       Address

5.       City

6.       State

7.       Master lease (yes/no)

8.       Subleased (yes/no)

9.       Subtenant (if applicable)

10.    Original annual rent payment

11.    Percentage rent clause (yes/no)

12.    Lease commencement date

13.    Lease expiration date

14.    Original lease term (months)

15.    Rent increase description

16.    Remaining lease renewal options

17.    Tenant purchase option (yes/no)

18.    NNN lease (yes/no)

19.    Collateral type

20.    Guarantor

21.    Sector and industry group

22.    Current annual rent payment

23.    Concept

24.    Zip code

25.    Land square footage

26.    Building square footage

27.    Credit rating

28.    Guarantor rating (if applicable)

29.    NAICS code

30.    Unit FCCR (if applicable)

31.    Corp. FCCR (if applicable)

32.    Sales 2018 (if available)

33.    Sales 2019 (if available)

34.    Sales 2020 (if available)

35.    Most recent unit FCCR statement date

36.    Net operating income 2018 (if available)

37.    Net operating income 2019 (if available)

38.    Net operating income 2020 (if available)

39.    Mortgage loan (yes/no)*

40.    Current lease age (months)

41.    Remaining lease term (months)

42.    Initial cap rate

43.    Current cap rate

44.    Appraisal date

45.    Appraised value

46.    Land value

47.    Property acquisition date

48.    Year built

49.    Year renovated (if applicable)

50.    Property status (fully occupied, vacant, dark)

*For New Sample Properties only.

We compared Characteristics 3. through 21. to the corresponding information set forth on or derived from (i) a computer-generated data file and related record layout with respect to each of the mortgaged properties and the related tenant leases related to Previous Transaction (the “Previous Transaction Data File”) or (ii) the lease agreement, master lease agreement, or any amendments thereto (collectively, the “Lease Agreement”).

We compared Characteristic 22. to the corresponding information set forth on or derived from the Lease Agreement.

We compared Characteristics 23. and 24. to the corresponding information set forth on the Previous Transaction Data File, the Lease Agreement or the “Appraisal.”

We compared Characteristics 25. and 26. to the corresponding information set forth on the Previous Transaction Data File or the “Survey.”

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We compared Characteristics 27. and 28. to corresponding information set forth on the Previous Transaction Data File or the “RISKCALC PLUS Results Report.”

We compared Characteristic 29. to the corresponding information set forth on the “NAICS Code Documentation” or the Previous Transaction Data File.

Using methodologies provided to us by the Company, we compared Characteristics 30. and 31. to the corresponding information set forth on or derived from supporting documentation, including, but not limited to, schedules, worksheets and unaudited/audited financial information (collectively, the “Financial Documentation”).

We compared Characteristic 32. to the corresponding information set forth on or derived from the Previous Transaction Data File or the Financial Documentation.

We compared Characteristics 33. through 35. to the corresponding information set forth on or derived from the Financial Documentation.

We compared Characteristic 36. to the corresponding information set forth on the Previous Transaction Data File or schedules, provided to us by the Company, from the Company’s accounting system (collectively, the “Accounting Schedules”).

We compared Characteristics 37. and 38. to the corresponding information set forth on the Accounting Schedules.

We compared Characteristic 39. to the corresponding information set forth on the Previous Transaction Data File, “Loan Agreement” or “Additional Guarantor Supplement.”

With respect to Characteristic 40., we recomputed the current lease age as the number of months between (i) the original lease term (as set forth on the Previous Transaction Data File or Lease Agreement) and (ii) the remaining lease term (as determined below). We compared such recomputed information to the corresponding current lease age set forth on the Statistical Data File.

With respect to Characteristic 41., we recomputed the remaining lease term as the number of months between (i) the lease expiration date (as set forth on the Previous Transaction Data File or Lease Agreement) and (ii) January 31, 2021. We compared such recomputed information to the corresponding current remaining lease term set forth on the Statistical Data File.

With respect to Characteristic 42., we recomputed the initial cap rate by dividing (i) the original annual rent payment (as set forth on the Previous Transaction Data File or Lease Agreement) by (ii) the purchase price (as set forth on the Previous Transaction Data File or “Settlement Statement”). We compared such recomputed information to the corresponding initial cap rate set forth on the Statistical Data File.

4

With respect to Characteristic 43., we recomputed the current cap rate by dividing (i) the current annual rent payment (as set forth on the Lease Agreement or Previous Transaction Data File) by (ii) the purchase price (as set forth on the Previous Transaction Data File or Settlement Statement). We compared such recomputed information to the corresponding current cap rate set forth on the Statistical Data File.

We compared Characteristics 44. through 50., to the corresponding information set forth on the Previous Transaction Data File or Appraisal.

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristics 10. and 22., differences of $1.00 or less are deemed to be in agreement;

•	with respect to our comparison of Characteristics 14., 40. and 41., differences of one month or less are deemed to be in agreement; and

•	with respect to our comparison of Characteristics 35. and 47., differences of one day are deemed to be in agreement.

The property documents described above (including the Previous Transaction Data File) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Property Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Property Documents and make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Property Documents. In addition, we make no representations as to whether the Property Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Property.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Property Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgaged properties and related tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgaged properties and related tenant leases or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

5

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 17, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 17, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference in lease commencement date.
2	One difference in original annual rent payment.
3	Four differences in land square footage.
4	One difference in building square footage.
5	Five differences NAICS code.
6	Eighteen differences in sales 2019.
7	Seven differences in sales 2020.
8	Two differences in most recent unit FCCR statement date
9	One difference in initial cap rate.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 17, 2021

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Property Number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Property Documents

1	94073	Lease commencement date	8/21/2020	8/28/2020
2	95412	Original annual rent payment	$245,790.00	$210,000.00
3	94008	Land square footage	55,755	107,417
3	94017	Land square footage	306,778	307,038
3	94038	Land square footage	24,532	26,255
3	94041	Land square footage	101,513	90,411
4	94011	Building square footage	1,041	1,042
5	94025	NAICS code	441120	811192
5	94027	NAICS code	441120	811192
5	94028	NAICS code	441120	811192
5	94030	NAICS code	441120	811192
5	94031	NAICS code	441120	811192
6	95261	Sales 2019	N/A	$823,935.00
6	95262	Sales 2019	N/A	$1,129,470.00
6	95263	Sales 2019	N/A	$1,588,666.00
6	95266	Sales 2019	N/A	$1,148,257.00
6	95267	Sales 2019	N/A	$1,475,110.00
6	95268	Sales 2019	N/A	$1,734,223.00
6	95270	Sales 2019	N/A	$1,153,794.00
6	95271	Sales 2019	N/A	$1,276,366.00
6	95273	Sales 2019	N/A	$1,381,449.00
6	95275	Sales 2019	N/A	$1,357,091.00
6	95276	Sales 2019	N/A	$1,293,828.00
6	95278	Sales 2019	N/A	$1,165,629.00
6	95279	Sales 2019	N/A	$992,058.00
6	95280	Sales 2019	N/A	$1,548,338.77
6	94050	Sales 2019	$41,937.00	Not provided
6	94071	Sales 2019	$2,367,924.00	$5,511,542.00
6	94073	Sales 2019	$2,962,140.00	$4,752,777.00
6	94076	Sales 2019	$886,548.00	$2,554,969.00
7	94000	Sales 2020	$540,000.00	$757,018.65
7	94071	Sales 2020	$2,367,924.00	Not provided
7	94073	Sales 2020	$2,962,140.00	Not provided
7	94076	Sales 2020	$886,548.00	Not provided

7	95985	Sales 2020	$750,000.00	$990,162.60
7	95990	Sales 2020	$930,000.00	$1,275,580.06
7	95995	Sales 2020	$710,000.00	$700,355.72
8	95942	Most recent unit FCCR statement date	12/31/2021	Dec 20- TTM
8	95943	Most recent unit FCCR statement date	12/31/2021	Dec 20- TTM
9	95412	Initial cap rate	7.75%	6.62%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.